Exhibit 10.7

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into as of May 21, 2015 by and among REAL ALLOY RECYCLING, INC., a Delaware corporation, formerly known as Aleris Recycling, Inc., a Delaware corporation (“Real Alloy”), in its capacities as the Borrower Representative and as a Borrower, each of the other Borrowers and Credit Parties signatory to the Revolving Credit Agreement described below, GENERAL ELECTRIC CAPITAL CORPORATION, for itself as a Lender, and as agent for the Lenders from time to time party to the Revolving Credit Agreement described below (in such capacity, “Agent”), and the other Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the other Credit Parties, Agent and the Lenders from time to time party thereto are parties to that certain Revolving Credit Agreement, dated as of February 27, 2015 (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement) pursuant to which the Lenders committed to make certain loans to the Borrowers upon the terms and conditions set forth therein; and

WHEREAS, the Credit Parties have requested that Agent and the Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the other Credit Parties, Agent and the Lenders party hereto do hereby agree as follows:

1.Ratification and Incorporation of Credit Agreement and Other Loan Documents; Acknowledgments.  Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its respective obligations under, the Credit Agreement and the other Loan Documents to which it is a party, and (b) all of the terms and conditions set forth in the Credit Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein.  Each Credit Party represents that as of the First Amendment Effective Date it has no offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to the amount of the Obligations.

2.Amendments. Subject to the terms and conditions of this Amendment, including, without limitation, those set forth in Section 3 hereof, the Credit Agreement shall be amended as follows:

(a)Section 1.10(c) of the Credit Agreement is hereby amended by deleting clauses fourth and fifth in their entirety and substituting in lieu thereof the following new clauses fourth and fifth:

fourth, to payment of principal of the Obligations including, L/C Reimbursement Obligations then due and payable, any Obligations under any Secured Rate Contract and cash collateralization of unmatured L/C Reimbursement Obligations to the extent not then due and payable (but excluding (a) Specified Capital Lease Obligations and (b) Bank Product Obligations);

fifth, to payment of any other amounts owing constituting Obligations (including (a) Specified Capital Lease Obligations and (b) Bank Product Obligations); and

(b)Section 11.1 of the Credit Agreement is hereby amended by (i) deleting the definitions of “Canadian Obligations”, “Obligations”, “Reserves” and “Secured Party” in their entirety and substituting in lieu thereof each of the following new definitions of “Canadian Obligations”, “Obligations”, “Reserves” and “Secured Party” to appear in appropriate alphabetical order and (ii) adding the following new definitions of “Specified Capital Lease”, “Specified Capital Lease Obligations”, “Specified Capital Lease Obligations Reserve” and “Specified Capital Lease Provider” to appear in appropriate alphabetical order:

“Canadian Obligations” means, subject to Section 9.24,  (a) all Canadian Revolving Loans (including Overadvances with respect thereto), and other Indebtedness, advances, debts, liabilities, obligations, covenants and duties owing by any Canadian Credit Party to any Lender, Agent, any L/C Issuer, any Secured Swap Provider or any other Person required to be indemnified, that arises under any Loan Document or any Secured Rate Contract to which any Canadian Credit Party is a party, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired; provided that the Canadian Obligations of any Canadian Credit Party that is a Guarantor shall not include any Excluded Rate Contract Obligations solely of such Canadian Credit Party, (b) all Bank Product Obligations arising from any Bank Products provided to any Canadian Credit Party or any of its Subsidiaries and (c) all Specified Capital Lease Obligations arising from any Specified Capital Lease provided to any Canadian Credit Party or any of its Subsidiaries.

“Obligations” means (a) all Loans (including Overadvances), and other Indebtedness, advances, debts, liabilities, obligations, covenants and duties owing by any Credit Party to any Lender, Agent, any L/C Issuer, any Secured Swap Provider or any other Person required to be indemnified, that arises under any Loan Document or any Secured Rate Contract, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired; provided that the Obligations of any Guarantor shall not include any Excluded Rate Contract Obligations solely of such Guarantor, (b) all Bank Product Obligations and (c) all Specified Capital Lease Obligations.

“Reserves” means, with respect to each of the U.S. Borrowing Base and Canadian Borrowing Base, (a) reserves established by Agent from time to time against Eligible Accounts pursuant to Section 1.13 and Eligible Inventory pursuant to Section 1.14, and (b) such other reserves (including the Capped Indebtedness Reserve, Prior Claims Reserve, the Secured Rate Contracts Reserve, the Bank Product Reserve and the Specified Capital Lease Obligations Reserve) against Eligible Accounts, Eligible Inventory or Availability that Agent may, in its Permitted Discretion, establish from time to time.  Without limiting the generality of the foregoing, Reserves established to ensure the payment of interest expenses or Indebtedness shall be deemed to be an exercise of Agent’s Permitted Discretion.

“Secured Party” means Agent, each Lender, each L/C Issuer, each other Indemnitee and each other holder of any Obligation of a Credit Party including each Secured Swap Provider, Bank Product Provider and Specified Capital Lease Provider.

“Specified Capital Lease” shall mean any Capital Lease entered into between any Credit Party or any of its Subsidiaries and any Specified Capital Lease Provider.

“Specified Capital Lease Obligations” means any Capital Lease Obligations arising under any Specified Capital Lease in an aggregate amount not to exceed $5,000,000 at any time.

“Specified Capital Lease Obligations Reserve” means, at any time of determination, a reserve established by Agent in an amount equal to the Specified Capital Lease Obligations at such time.

“Specified Capital Lease Provider” means GE Capital or any of its Affiliates.

3.Conditions Precedent to Effectiveness of this Amendment.  This Amendment shall become effective as of the date upon which each of the following conditions precedent is satisfied in full in the sole discretion of Agent (such date, the “First Amendment Effective Date”):

(a)Agent shall have received a copy this Amendment duly executed by each Credit Party, Agent and the Required Lenders; and

(b)the representations and warranties contained in Section 4 hereof shall be true and correct.

4.Representations And Warranties. The Borrowers and each other Credit Party hereby represent and warrant to Agent and the Lenders as follows:

(a)Representations and Warranties.(i) Each of the representations and warranties contained in the Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the First Amendment Effective Date, except for any representation and warranty that relates by its terms only to an earlier date (in which case, it shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of such earlier date) and (ii) no Default or Event of Default exists, and after giving effect to this Amendment, no Default or Event of Default shall exist or arise therefrom.

(b)Binding Effect of Documents.  This Amendment and the other Loan Documents have been duly executed and delivered to Agent and the Lenders by the Borrowers and each of the other Credit Parties and are in full force and effect, as modified hereby.

(c)No Conflict, Etc.  The execution, delivery and performance of this Amendment by the Borrowers and each of the other Credit Parties will not violate any law, rule, regulation or order or contractual obligation or organizational document of the Borrowers or any other Credit Party and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues.

(d)Authority.  Each of the Borrowers and the other Credit Parties has the corporate or limited liability company, as applicable, power and authority to (i) enter into this Amendment and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.

5.Provisions of General Application.

(a)Effect of this Amendment.  Except as set forth Section 2 of this Amendment, no other changes or modifications to the Credit Agreement or any other Loan Document are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the First Amendment Effective Date.  To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall govern and control.  The Credit Agreement and this Amendment shall be read and construed as one agreement.

(b)Binding Effect.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

(c)Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them.

(d)Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment.

(e)Captions. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

(f)Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(g)Counterparts.  This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(h)Entire Agreement.  This Amendment is a Loan Document and the Credit Agreement as modified by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

6.Waiver, Release and Disclaimer.  IN CONSIDERATION OF THE LENDERS’ AND AGENT’S AGREEMENTS CONTAINED IN THIS AMENDMENT, EACH CREDIT PARTY HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES THE LENDERS AND AGENT AND THEIR AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, CONSULTANTS AND ATTORNEYS (EACH, A “RELEASED PERSON”) OF AND FROM ANY AND ALL CLAIMS, SUITS, ACTIONS, INVESTIGATIONS, PROCEEDINGS OR DEMANDS, WHETHER BASED IN CONTRACT, TORT, IMPLIED OR EXPRESS WARRANTY, STRICT LIABILITY, CRIMINAL OR CIVIL STATUTE OR COMMON LAW OF ANY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH SUCH CREDIT PARTY EVER HAD OR NOW HAS AGAINST AGENT, ANY LENDER OR ANY OTHER RELEASED PERSON WHICH RELATES, DIRECTLY OR INDIRECTLY, TO ANY ACTS OR OMISSIONS OF AGENT, ANY LENDER OR ANY OTHER RELEASED PERSON RELATING TO THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT ON OR PRIOR TO THE FIRST Amendment Effective Date.

[Remainder of page intentionally blank;
signature pages follow]

IN WITNESS WHEREOF, the parties have caused this First Amendment to Credit Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

REAL ALLOY RECYCLING, INC.

By: /s/ Michael J. Hobey

Name: Michael J. Hobey
Title: Vice President

REAL ALLOY BENS RUN, LLC

By: /s/ Michael J. Hobey

Name: Michael J. Hobey
Title: Vice President

REAL ALLOY SPECIALTY PRODUCTS, INC.

By: /s/ Michael J. Hobey

Name: Michael J. Hobey
Title: Vice President

REAL ALLOY SPECIFICATION, INC.

By: /s/ Michael J. Hobey

Name: Michael J. Hobey
Title: Vice President

ETS SCHAEFER, LLC

By: /s/ Michael J. Hobey

Name: Michael J. Hobey
Title: Vice President

REAL ALLOY CANADA LTD.

By: /s/ Michael J. Hobey

Name: Michael J. Hobey
Title: Vice President

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

SIGNATURE PAGE

CREDIT PARTIES:

REAL ALLOY INTERMEDIATE HOLDING, LLC

By: /s/ Jeffrey Crusinberry

Name: Jeffrey Crusinberry
Title: President

REAL ALLOY HOLDING, INC.

By: /s/ Jeffrey Crusinberry

Name: Jeffrey Crusinberry
Title: President

RA MEXICO HOLDING, LLC

By: /s/ Jeffrey Crusinberry

Name: Jeffrey Crusinberry
Title: President

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

SIGNATURE PAGE

AGENT:	GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender By: /s/ Michael R. Todorowy Name: Michael R. Todorow
Title: Its Duly Authorized Signatory

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

SIGNATURE PAGE

LENDER:	WINTRUST BANK
By: /s/ Julie Carlisle Name: Julie Carlisle Title: Officer

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

SIGNATURE PAGE